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                                                                      EXHIBIT 32

           CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                      ACT OF 2002 (18 U.S.C. SECTION 1350)

Each, Fred T. Bauer, Chief Executive Officer of Gentex Corporation, and Steven
A. Dykman, Chief Financial Officer of Gentex Corporation, certify, to the best of their knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

      (1) The quarterly report on Form 10-Q for the quarterly period ended June 30, 2008, which this statement accompanies, fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in this quarterly report on Form 10-Q of the quarterly period ended June 30, 2008, fairly presents, in all material respects, the financial condition and results of operations of Gentex Corporation.

Dated:   August 4, 2008                     GENTEX CORPORATION

                                         By /s/ Fred T. Bauer
                                            -------------------------------
                                            Fred T. Bauer
                                            Its Chief Executive Officer

                                         By /s/ Steven A. Dykman
                                            -------------------------------
                                            Steven A. Dykman
                                            Its Vice President - Finance and
                                            Chief Financial Officer

A signed original of this written statement has been provided to Gentex Corporation and will be retained by Gentex Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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